Exhibit 10.4

CONFIDENTIAL

FOURTH AMENDMENT TO

TECHNOLOGY TRANSFER AND SUPPLY AGREEMENT

between

PFIZER, INC.

and

THERAVANCE BIOPHARMA IRELAND LIMITED

This Fourth Amendment to the Technology Transfer and Supply Agreement (“4th Amendment”) is made and effective as of September 29, 2016 (“Amendment Effective Date”), by and between the Pfizer CentreOne group of Pfizer, Inc., (as successor in interest to the One 2 One group of Hospira Worldwide, Inc., hereafter “Pfizer”), and Theravance Biopharma Ireland Limited (as successor in interest to Theravance Biopharma Antibiotics, Inc., hereafter, “Theravance”) each herein referred to individually as a “Party” and collectively as the “Parties.”  Capitalized terms used in this 4th Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined herein).  References to numbered articles and sections cited herein refer to specific articles or sections of the Agreement.

RECITALS

WHEREAS, by virtue of a Consent to Assignment dated October 25, 2013 and effective June 2, 2014, and pursuant to another Assignment dated June 10, 2015 Pfizer and Theravance are Parties to that certain Technology Transfer and Supply Agreement dated as of May 22, 2012 (the “Agreement”);

WHEREAS, by a first amendment dated as of May 16, 2013 (“1st Amendment”) the Parties included under the terms of the Agreement a second presentation of the VIBATIV® pharmaceutical product (“Product”);

WHEREAS, by second amendment dated as of October 17, 2014 (“2nd Amendment”) the Parties expanded the definition of the Territory and described the conditions by which Pfizer would support Theravance’s regulatory submissions for the Product therein;

WHEREAS, by third amendment dated as of April 14, 2016, (“3rd Amendment”) the Parties further amended the definition of the Territory in which Theravance, or its designated distributors, would file applications for Regulatory Approvals, and import, sell and use the Products in the expanded Territory and confirmed the conditions under which Pfizer would support Theravance, or its designated distributors, in the prosecution of applications for such Regulatory Approvals; and

WHEREAS, for the sake of clarity, the Parties now desire further to amend certain provisions of the Agreement under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this 4th Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the Agreement shall be further amended as follows:

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Amendment

1)                         Section 5.10.  Section 5.10 (Late Delivery) is hereby [***].

2)                         Section 5.11(a).  Section 5.11(a) is hereby replaced in its entirety with the following new pricing provisions:

“(a)                     Price. Pfizer shall invoice Theravance for Product it delivers to Theravance at the prices set forth on Exhibit 5.11.  Each invoice shall reference the price of the Product in effect on the date of Pfizer’s invoice.  Pricing is firm through December 31, 2017.  Beginning January 1, 2018 and on each succeeding January 1st thereafter during the Term, Pfizer shall have the right to increase the price of the Product once annually by [***].  Price increases shall be effective for deliveries beginning January 1st of each calendar year.  For the avoidance of doubt, in cases where the date of the price increase for a batch of Product could carry over from one calendar year to another, it will be assumed that the adjusted price increase will be effective on the date of batch release, and not the date of batch manufacture, unless the batch release has been delayed due to Pfizer’s delay or other quality administrative actions, in which case the price in effect as of the date of batch manufacture shall apply.”

3)                         Section 6.8.  Section 6.8 is hereby replaced in its entirety with the following new Minimum Purchase Requirement provisions:

6.8                   Minimum Purchase Requirement. Theravance agrees to purchase from Pfizer in each Commercial Year not less than [***] Product [***] (“Minimum Purchase Requirement”).  In lieu of Theravance taking delivery of all of the Minimum Purchase Requirement, Theravance shall have the option to pay for the shortfall of the Minimum Purchase Requirement at the prices set forth in Exhibit 5.11 and waive Pfizer’s manufacturing and delivery obligations for the Product.  In the latter event, Pfizer shall invoice Theravance for the amount payable, and Theravance shall pay Pfizer such amount within [***] days after receipt of Pfizer’s invoice.  Notwithstanding the foregoing, all Product paid for by Theravance shall count towards the Minimum Purchase Requirement.

4)                         Section 10.1.  Section 10.1 is hereby replaced in its entirety with the following provisions regarding the Term of the Agreement:

“10.1            Term.  This Agreement shall commence on the Effective Date and, unless earlier terminated as provided below, shall expire on December 31, 2020 (“Initial Term”).  This Agreement may be extended for additional terms of one (1) year (each, a “Renewal Term”) upon the mutual written consent of the Parties; provided, however, that either Party shall have given notice to the other of its intent to renew the Agreement at least [***] months

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prior to the end of the Initial Term and that the parties have commenced good faith negotiations on such renewal.”

5)             Exhibit 3.2.  In Exhibit 3.2, under the heading “Fees”, the clause which reads [***] is hereby deleted.  For the sake of clarity, Theravance shall pay Pfizer [***].  Theravance will pay such sum to Pfizer [***], due at the end of [***] noted on Exhibit 3.2, namely at the end of [***].

6)                         Exhibit 5.11.  A new Exhibit 5.11 hereby replaces the existing Exhibit 5.11 in its entirety in the form attached hereto as Annex A.

7)                         Technical & Quality Agreement.  Separate from this 4th Amendment, the Parties have revised, approved and executed a Technical & Quality Agreement dated July 24, 2014 as updated by an Appendix signed on July 7, 2016.  As such, the revised and updated Technical & Quality Agreement is hereby be incorporated into the terms of the Agreement, as amended by the 1st, the 2nd, 3rd and 4th Amendments.

8)             Application of Terms and Conditions; Provisions of this 4th Amendment.  For the avoidance of doubt, Hospira shall continue to invoice Theravance for the Products at the pricing as set forth under the Agreement, as adjusted annually by Hospira [***] as provided in Section 5.11(a) of the Agreement.  The provisions set forth in paragraphs 2 through 6 shall not enter into force and effect until January 1, 2018.

Miscellaneous

9)                         The terms and conditions of this 4th Amendment are hereby incorporated into and made a part of the Agreement.  Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect, and enforceable in accordance with its terms.

10)                  This 4th Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.  The parties may sign and deliver this 4th Amendment by facsimile or sent by electronic mail in portable document format (PDF) and a reproduction of this 4th Amendment made by facsimile or PDF will have the same effect as a signed and delivered original version.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this 4th Amendment to be signed by their duly authorized representatives as of the date first above written.

PFIZER, INC.		THERAVANCE BIOPHARMA IRELAND LIMITED

By:	/s/ Kevin Orfan	By:	/s/ Ann Brady
	(Signature)		(Signature)

Name:	Kevin Orfan	Name:	Ann Brady

Title:	Vice President Pfizer CentreOne Contract Manufacturing Services	Title:	President

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ANNEX A

EXHIBIT 5.11

Presentation	Batch size	Package Configuration	Price per Unit
[***]	[***] vials	[***]	$	[***]

* Product pricing applies to all pack codes for the respective presentations of the Products (i.e. [***])

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